Exhibit 10.11

Annexure 1: Contract between Merchant and iPay88 (M) Sdn Bhd IPAY88 REVISED FEE STRUCTURE

MERCHANT INFORMATION
Merchant Code	M20742
Merchant Name	Gem Reward Sdn Bhd
Sales Consultant Name	Cloudy Wong
Effective Date

Payment Type		Payment Method	MDR
Cards (One Time Payment)		Credit Card (Visa & MasterCard) - Domestic	1.50%
		Debit Card (Visa & MasterCard) - Domestic	1.00%
		Credit Card (Visa & MasterCard) - International	1.60%
		Debit Card (Visa & MasterCard) - International	1.60%
		Credit Card (UnionPay) - Domestic	1.50%
		Debit Card (UnionPay) - Domestic	1.00%
		Credit Card (UnionPay) - International	1.60%
		Debit Card (UnionPay) - International	1.60%
Online Banking		FPX - Paynet (B2C) - CASA Account (Affin, Agro, Alliance, AmBank, Bank Islam, Bank Rakyat, BSN, CIMB, HLB, HSBC, KFH, M2U, OCBC, PBB, RHB, SCB, UOB, Muamalat)	1.5% or min MYR0.60
eWallet		Boost	1.00%
		GrabPay	1.00%
		Maybank QR	1.00%
		Mcash	1.00%
		NetsQR	1.00%
		ShopeePay	1.00%
		Touch' N Go eWallet	1.00%

Payout Term	Description
T+2 Working Day

The settlement cut-off time will be by daily basis. iPay88 will deposit the settlement sum on next 2 working days into merchant designated bank account. The payout will be reimbursed via direct debit bank transfer into merchant’s dedicated bank account. The floating period of such transfer is 1-3 working days, subject to the bank account used by the merchant.

Settlement Currency	The transaction will be settled in Malaysia Ringgit (MYR) and the place of settlement will be in Malaysia. It is recommended that the merchant should have its own account in the banks in Malaysia.

TERM & CONDITION
1) All fees under Section A are not refundable unless application is rejected.
2) All Fees under Section A are 6% SST Exclusive.
3) Refund is applicable for Card and eWallet Transaction Only.
4) There is a dispute transaction. The hold back amount is equivalent to the transaction amount disputed. If the transaction disputed successfully (or Charge-back filed) against the merchant, the merchant needs to refund (the charge-back amount only) to the credit card holder. Otherwise, the payment will be released back to the merchant.

ACKNOWLEDGEMENT
Merchant	Merchant Company Stamp	iPay88 (M) Sdn Bhd
/s/ Teo Chong Chan		/s/ Jenny Tan
(Authorized Signature)		(Authorized Signature)
Name : Teo Chong Chan		Name : Jenny Tan
Designation : CEO		Designation : Head of Major Accounts & Corporate Sales
Date : 08/06/2021		Date : 8/6/21

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